Exhibit 10.1

AMENDMENT #01/06

to the Master Lease Agreement of July 01, 1996

between Open Joint Stock Company “Real Estate Investment Fund PIOGLOBAL”

and PREA, L.L.C.

THIS AMENDMENT #01/06 (this “Amendment”) to the Master Lease Agreement dated 1 July 1996 is executed on this 14th day of August of 2006 in Moscow, Russian Federation between:

PREA, L.L.C. (formerly known as Pioneer Real Estate Advisors, Inc.), a legal entity incorporated under the laws of State of Delaware, USA, having its principal place of business at: One Faneuil Hall Marketplace, Boston, Massachusetts, 02109, U.S.A., INN 9909011493 (Certificate on registration with tax authorities form series 77 #0412153 issued by the Inter-district Inspectorate of Ministry on Taxes and Duties of the Russian Federation #38 of Moscow on August 04, 2004) (“PREA”), represented by James Sheppard, the Head of the Moscow representative office of PREA, acting on the basis of power of attorney,

and

Open Joint Stock Company “Real Estate Investment Fund PIOGLOBAL” (formerly known as OAO “Investment Fund PIOGLOBAL”, OAO “Pioneer First Investment Fund”, OAO “First Investment Voucher Fund”), a legal entity incorporated under the laws of the Russian Federation, registered by Moscow Registration Chamber on September 30, 1992 #017.171, principal state registration number 1027739441971 assigned by the Inter-district Inspectorate of Ministry on Taxes and Duties of the Russian Federation #39 of Moscow on October 23, 2002 (Certificate form series 77 #005111184), INN 7704038268 (Certificate form series 77 #002024935), located at: Russian Federation, 125445, Moscow, ul. Smolnaya, 24 corp. D (the “Fund”), represented by Closed Joint Stock Company “PIOGLOBAL Asset Management” (principal state registration number 1027739442389 assigned by the Inter-district Inspectorate of Ministry on Taxes and Duties of the Russian Federation #39 of Moscow on October 23, 2002), its management company acting pursuant to paragraph 3 of Article 3 of the Federal Law “On Investment Funds” and the Contract on Transfer of Authorities of Sole Executive Management Body of July 24, 2002 # B-322 (the “Management Company), represented by Andrei M. Uspensky, General Director of the Management Company, acting on the basis of the Charter of the Management Company,

PREA and the Fund further jointly referred to as the “Parties”,

WHEREAS:

1.	The Fund owns the entire building, located at: Russian Federation, Moscow, Ulitsa Smolnaya, 24D (the “Building”) as confirmed by certificate on the state registration of right issued on 03 August 2006 by the Moscow Main Department of the Federal Registration Service, form series 77AG 433405;

2.	The Parties entered into the Master Lease Agreement dated July 1, 1996, as amended by the latest Amendment of May 05, 2004, registered by the Institution of Justice on State Registration of Rights to Immovable Property and Transactions with It on the Territory of Moscow on June 08, 2004, registration number #77-01/02-486/2004-672, in respect of the whole Building (the “Lease”);

3.	The Parties agreed to amend the Lease to reflect results of the most recent technical inspection and measurements of the Building’s floor space by the Northern Territorial Bureau of Technical Inventory of Moscow completed as of March 15, 2006, and to specify the Building’s address in accordance with data contained in the Moscow City Address Register of Buildings and Constructions.

NOW, THEREFORE, the Parties hereby entered into this Amendment on the following:

1.	Article 1 of the Lease shall be restated to read as follows:

“Article 1. Subject of the Agreement

Lease. The Fund hereby leases to PREA, and PREA hereby leases from the Fund, the entire non-residential office building owned by the Fund with total area of 22,239.8 square meters, located at 24D, Ulitsa Smolnaya, Moscow, Russian Federation, with conventional number 24228 (the “Building”).”.

2.	This Amendment shall constitute an integral part of the Lease and the Lease shall continue in full force and effect as hereby amended.

3.	This Amendment is subject to state registration. The Fund shall bear expenses on payment of the state duty related to the state registration of this Amendment. PREA shall be responsible for submission to the governmental authority on state registration of rights to immovable property and transactions with it of set of documents necessary for the state registration. The Fund shall timely provide PREA with the Fund’s documents requested by PREA required for the state registration hereof.

4.	The Parties hereby execute this Amendment in six originals, three in Russian and three in English, one original in each language for each of the Parties and for the governmental authority on state registration of rights to immovable property and transactions with it. In the case of differences in interpretation between the English and the Russian text hereof, the English text shall prevail.

Signatures and addresses of the Parties.

The Fund:	PREA:

Open Joint Stock Company “Real Estate Investment Fund PIOGLOBAL” Smolnaya Street, 24, corp.D

Moscow, 125445

Russian Federation.

Postal address for notifications:

General Director of the Management

Company of OAO “PIOGLOBAL”

Gazetny pereulok, 5,

Moscow, 103918

Russian Federation

PREA, L.L.C. One Faneuil Hall Marketplace Boston, Massachusetts, 02109 U.S.A. Moscow Representative office: Smolnaya Street, 24, corp.D, Moscow, 125445 Russian Federation

Open Joint Stock Company
“Real Estate
Investment Fund PIOGLOBAL”	PREA, L.L.C.

/s/ Andrei M. Uspensky	/s/ James Sheppard
Andrei M. Uspensky	James Sheppard
General Director of	Head of the Moscow
the Management Company	Representative office
ZAO “PIOGLOBAL Asset Management”

[seal PIOGLOBAL Asset Management]	[seal PREA, L.L.C.]

/s/ Nikolai I. Preobrazhensky
Nikolai I. Preobrazhensky
Chief Accountant